Exhibit 10.1

                          SECURITIES PURCHASE AGREEMENT

      AGREEMENT dated as of May 31, 2005, by and among Castle & Morgan Holdings, Inc., a Delaware Corporation ("CSMH"), Gaha Ventures, LLC, a New York limited liability company, Altitude Group, LLC, a New York limited liability company, David Cantor, an individual, and Fountainhead Investments, Inc., a Delaware corporation (hereinafter individually referred to as an "Individual Seller" and collectively referred to as the "Sellers"), and R&R Biotech Partners, LLC, a Delaware limited liability company and Moyo Partners, LLC, a New York limited liability company (hereinafter collectively, "Purchaser"), as Sellers and Purchasers of certain issued and outstanding shares of CSMH Common Stock ("Seller Shares") and face value of certain outstanding notes issued by CSMH in favor of, and currently held by, the Sellers ("Seller Notes"). , all as hereinafter detailed.

      WHEREAS, CSMH presently has 3,809,570 issued and outstanding shares of its Common Stock, of which an aggregate of 2,384,584 of such shares are owned by the Sellers as a group;

      WHEREAS, CSMH has issued Notes in favor of Sellers in the aggregate face amount of $52,920, which notes are presently owned by the Sellers;

      WHEREAS, Sellers are the holders of the Seller Shares and the Seller Notes, such holders being listed by name and share holdings on Schedule A hereto;

      WHEREAS, the Purchaser has agreed with the Sellers to purchase the Seller Shares and face value of Seller Notes set forth opposite each Individual Seller's name on Schedule A for an aggregate purchase price of $215,611.25. The allocation of the Purchase Price among the Purchaser is set forth opposite each Individual Purchaser's name on Schedule B;

      WHEREAS, CSMH is willing to represent and warrant that the Seller Shares and Seller Notes are duly authorized and issued, are fully-paid, non-assessable, free from any liens or encumbrances, that there are no authorized and outstanding convertible securities and that there are no authorized and outstanding shares of CSMH stock other than those detailed in Sec. 6(f) below; and

      WHEREAS, Sellers desire to sell the Seller Shares and Seller Notes to Purchaser who desires to acquire all of the Seller Shares and Seller Notes pursuant to the terms and conditions of this Agreement.

      NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants herein contained, Sellers and Purchaser agree upon the following terms and conditions of purchase:

1.    Purchase and Sale.

      Sellers hereby agrees to sell, transfer, convey and deliver unto Purchaser and Purchaser hereby agrees to acquire and purchase from the Sellers the Seller Shares and Seller Notes.

2.    Purchase Price.

      The purchase price (the "Purchase Price") for the Seller Shares and Seller Notes is $215,611.25, payable in cash on the Closing Date. The proportion of the Seller Shares and face amount of Seller Notes to be purchased from each Individual Seller, and the portion of the Purchase Price to be paid to each Individual Seller by Purchaser is set forth on Schedule A. The allocation of the Purchase Price among the parties comprising Purchaser is set forth opposite each Individual Purchaser's name on Schedule B.

3.    The Closing.

      (a) The closing shall take place on May 31, 2005 (the "Closing Date") at the offices of Morse, Zelnick, Rose & Lander, LLP, 405 Park Avenue, New York, NY 10022.

      (b) Prior to the Closing Date, the Purchaser shall initiate a wire transfer in the amount of the Purchase Price to the Attorney Trust account of Morse, Zelnick, Rose & Lander, LLP, 405 Park Avenue, New York, NY 10022, pursuant to the wire transfer instructions annexed hereto as Exhibit A.

      (c) Sellers shall cause to be delivered to Purchaser on the Closing Date, the Seller Shares (registered in the name of Purchaser or duly endorsed for transfer) and evidence of assignment of the Seller Notes.

      (d) Sellers shall execute such other documents as may be reasonably requested by Purchaser, and its counsel, on the Closing Date or thereafter in order to effect the terms and provisions of this Purchase Agreement and the transactions contemplated thereby.

      (e) Sellers shall cause to be delivered to Purchaser a legal opinion in substantially the form of Exhibit A annexed heretoof in form and substance satisfactory to Purchaser and it counsel to the effect that the Seller Shares and Seller Notes are duly authorized, validly issued, fully paid and nonassessable.

      (f) From and after the Closing Date,on notice to CSMH, Purchaser shall be entitled to appoint one representative to the Board of Directors of CSMH and CSMH and the Sellers agree to take whatever action may be required to effect such appointment.

4.    Representations and Warranties of Sellers.

      Sellers makes the following representations, warranties and covenants to Purchaser as an inducement to enter into this Purchase Agreement, each of which is true and correct as of the date hereof and shall survive the closing.

      (a) Sellers have the power and authority to deliver and perform this Purchase Agreement and to sell, assign, transfer and deliver to Purchaser the Seller Shares and Seller Notes.

      (b) Neither the execution and delivery of this Purchase Agreement, nor the consummation of the transactions contemplated hereby or compliance with the terms and conditions hereof by the Seller will violate or result in a breach of any term or provision of any agreement to which Sellers, or any of them, are bound or are a party, or be in conflict with or constitute a default under, or cause the acceleration of the maturity of any obligation of the Sellers under any existing agreement or violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Sellers or any of their respective properties or assets, the effect of which would be to impair the performance by the Sellers of their obligations hereunder or the receipt by Purchaser of the Seller Shares and Seller Notes.

      (c) The Seller Shares and Seller Notes are owned beneficially and of record by each Individual Seller and are validly issued and outstanding, fully paid for and non-assessable with no personal liability attaching to the ownership thereof. Each Individual Seller is the only person with a direct or indirect interest in his/her respective Seller Shares and/or Seller Notes. No Seller Shares or Seller Notes nor any interest therein have been sold, assigned, transferred or hypothecated by any Individual Seller, nor has any Individual Seller entered into any agreement or arrangement to sell, assign, transfer or hypothecate all or any portion of his/her respective Seller Shares and/or Seller Notes. Each Individual Seller owns his/its respective Seller Shares and Seller Notes free and clear of all liens, charges, encumbrances or claims of others, and upon delivery of the Seller Shares and/or Seller Notes, the Purchaser will acquire good, valid and marketable title thereto free and clear of all liens, charges, encumbrances and claims of others.

      (d) This Purchase Agreement has been duly and validly executed by each Individual Seller, and constitutes the valid and binding obligation of such Seller, enforceable against each Individual Seller in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting creditors' rights generally or by limitations, on the availability of equitable remedies.

      (e) The representations, warranties, covenants and agreements of the Sellers contained herein or in any other documents furnished to Purchaser hereunder, shall be deemed and construed to be continuing representations, warranties, covenants and agreements and shall survive the closing and the payment of the Purchase Price for the Seller Shares and Seller Notes.

      (f) The execution, delivery and performance by Sellers of this Agreement, the performance of their obligations hereunder, and the consummation of the transactions contemplated hereby are within the each Individual Seller's powers. This Agreement has been duly and validly executed and delivered by each Individual Seller and is a legal, valid and binding obligation of such Seller, enforceable against it in accordance with its terms. The execution, delivery and performance by each Individual Seller of this Agreement does not violate any contractual restriction contained in any agreement which binds or affects or purports to bind or affect such Seller. No Individual Seller is a party to any agreement, written or oral, creating rights in respect of any of shares of CSMH Common Stock underlying the Seller Notes in any third party or relating to the voting of the CSMH Common Stock underlying the Seller Notes. Each Individual Seller, and collectively, the Sellers, is the lawful owner of the Seller Shares and Seller Notes, free and clear of all security interests, liens, encumbrances, equities and other charges. Sellers do not beneficially own any options or warrants or other rights to purchase shares of CSMH Common Stock. There are no outstanding or authorized options, warrants, rights, calls, commitments, conversion rights, rights of exchange or other agreements of any character, contingent or otherwise, providing for the purchase, issuance or sale of any CSMH Common Stock, and there are no restrictions of any kind on the transfer of any of the Seller Shares or shares issued upon the conversion of the Seller Notes other than (a) restrictions on transfer imposed by the Securities Act of 1933, as amended (the "Securities Act") and (b) restrictions on transfer imposed by applicable state securities or "blue sky" laws.

      (g) The Seller Shares and Seller Notes were issued by CSMH and have been issued and outstanding for at least one (1) year prior to the date of this Agreement. In the aggregate, the Seller Shares constitute 50% of all of the Seller Shares and the Seller Notes constitute 50% of the face amount of all Seller Notes held by the Sellers as a group or their affiliates (other than affiliates who execute a counterpart to this Agreement simultaneously with the execution of this Agreement). The Individual Sellers acquired the Seller Shares and Seller Notes on the following dates:

Name                                Shares           Note         Date Acquired
----                              ---------       ----------      --------------
Gaha Ventures, LLC                1,192,292       $26,145.00      March 10, 2005
Altitude Group, LLC                 357,688       $ 7,843.51      March 10, 2005
David Cantor                        166,921       $ 3,660.30      March 10, 2005
Fountainhead Investments, Inc.      667,683       $14,641.19      March 10, 2005

      (h) Gaha Ventures, LLC and Fountainhead Investments, Inc. are affiliates of CSMH by reason that their respective holdings exceed 10% of the total issued and outstanding shares of CSMH Common Stock. Subject thereto, Sellers have no reason to believe that the exemption from registration contained in Rule 144 under the Securities Act of 1933, as amended, will not be available for the resale of the Seller Shares.

      (i) Sellers are aware of the Company's business affairs and financial condition and has reached an informed and knowledgeable decision to sell the Seller Shares and Seller Notes.

5.    Representations and Warranties of Purchaser.

      Purchaser represents and warrants to the Seller as follows:

      (a) Purchaser has full power and authority to enter into this Purchase Agreement and to carry out the transactions contemplated hereby. This Purchase Agreement constitutes a valid and binding obligation of Purchaser enforceable in accordance with its terms, except as (i) the enforceability hereof may be limited by bankruptcy, insolvency or similar laws affecting the enforceability of creditor's rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

      (b) Neither the execution and delivery of this Purchase  Agreement nor the
consummation  of  the  transactions   contemplated  hereby,  nor  compliance  by
Purchaser with any of the provisions hereof will:

      (i) violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Purchaser under any of the terms, conditions or provisions of any material note, bond, indenture, mortgage, deed or trust, license, lease, agreement or other instrument or obligation to which he is a party or by which he or any of his properties or assets may be bound or affected, except for such violations, conflicts, breaches or defaults as do not have, in the aggregate, any material adverse effect; or

      (ii) violate any material order, writ, injunction, decree, statute, rule or regulation applicable to Purchaser or any of its properties or assets, except for such violations which do not have, in the aggregate, any material adverse effect.

      (c) Purchaser is acquiring the Seller Shares and Seller Notes without a view to the resale thereof, unless same is either registered under the Securities Act of 1933 or is sold exempt from registration thereunder. The Purchaser represents that it is purchasing the Seller Shares and Seller Notes for its own account, with the intention of holding the Seller Shares and Seller Notes, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Seller Shares and Seller Notes, and shall not make any sale, transfer, or pledge thereof without registration under the Securities Act and any applicable securities laws of any state unless an exemption from registration is available under those laws.

      (d) Certain of the Seller Shares delivered to the Purchaser shall bear a restrictive legend indicating that they have not been registered under the Securities Act of 1933 and are "restricted securities" as that term is defined in Rule 144 under the Act. The Purchaser represents that it has adequate means of providing for its current needs and has no need for liquidity in this investment in the Seller Shares and Seller Notes. Purchaser represents that it is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Purchaser has no reason to anticipate any material change in its financial condition for the foreseeable future. Purchaser is financially able to bear the economic risk of this investment, including the ability to hold the Seller Shares and Seller Notes or to afford a complete loss of its investment in the Seller Shares and/or Seller Notes. Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Seller Shares and Seller Notes. Purchaser has had a full and fair opportunity to make inquiries about the terms and conditions of this Agreement, to discuss the same and all related matters with its own independent counsel and its own accountants and tax advisers. Purchaser has been given the opportunity to ask questions of, and receive answers from Sellers concerning the terms and conditions of this Agreement and to obtain such additional written information about CSMH to the extent Sellers possess such information or can acquire it without unreasonable effort or expense. Notwithstanding the foregoing, Purchaser has had the opportunity to conduct its own independent investigation.

      (e) No permit, consent, approval or authorization of, or declaration, filing or registration with any governmental or regulatory authority is required in connection with the execution and delivery by Purchaser of this Agreement and the consummation of the transactions contemplated hereby.

      (f) The representations, warranties, covenants and agreements of Purchaser contained herein or in any other document furnished by Purchaser hereunder, shall be deemed and construed to be continuing representations, warranties, covenants and agreements and shall survive the closing.

6.    Representations and Warranties of CSMH.

      CSMH makes the following representations, warranties and covenants to Purchaser as an inducement to enter into this Purchase Agreement, each of which is true and correct as of the date hereof and shall survive the closing.

      (a) CSMH is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted. CSMH has heretofore delivered to the Purchaser true and complete copies of the Articles of Incorporation, as amended, and By-laws, each as currently in effect;

      (b) CSMH has the power and authority to deliver and perform this Purchase Agreement, to make the representations and warranties contained herein and to deliver all shares required to be issued hereunder.

      (c) Neither the execution and delivery of this Purchase Agreement, nor the consummation of the transactions contemplated hereby or compliance with the terms and conditions hereof by CSMH will violate or result in a breach of any term or provision of any agreement to which CSMH is bound or is a party, or CSMH's Certificate of Incorporation or By-Laws, or be in conflict with or constitute a default under, or cause the acceleration of the maturity of any obligation of CSMH under any existing agreement or violate any order, writ, injunction, decree, statute, rule or regulation applicable to CSMH or any of its properties or assets, the effect of which would be to impair the performance by CSMH of its obligations hereunder or the receipt by Purchaser of the Seller Shares and/or Seller Notes.

      (d) The Seller Shares and Seller Notes are owned beneficially and of record by the Sellers, are validly issued and outstanding, fully paid for and non-assessable with no personal liability attaching to the ownership thereof.

      (e) This Purchase Agreement has been duly and validly executed by CSMH and constitutes the valid and binding obligation of CSMH, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting creditors' rights generally or by limitations, on the availability of equitable remedies. The representations, warranties, covenants and agreements of CSMH contained herein or in any other documents furnished to Purchaser hereunder, shall be deemed and construed to be continuing representations, warranties, covenants and agreements and shall survive the closing and the payment of the Purchase Price for the Seller Shares and Seller Notes.

      (f) The number of shares and type of all authorized, issued and outstanding capital stock of CSMH is set forth in the Disclosure Schedules attached hereto. All of the issued and outstanding shares of capital stock of CSMH have been duly authorized and validly issued and are fully paid and nonassessable. All of the issued and outstanding shares of capital stock of CSMH have been offered, issued and sold by CSMH in compliance with all applicable federal and state securities laws. No securities of CSMH are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated hereby. Except as set forth in the Disclosure
Schedules, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock of CSMH, or contracts, commitments, understandings or arrangements by which CSMH is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.

      (g) There are no outstanding obligations, contingent or otherwise, of CSMH to redeem, purchase or otherwise acquire any capital stock or other securities of CSMH.

      (h) There are no shareholder agreements, voting trusts or other agreements or understandings to which CSMH is a party or by which it is bound relating to the voting of any shares of the capital stock of CSMH.

      (i) On the Closing Date, CSMH shall deliver to the Purchaser a current shareholder list generated by its transfer agent as of a date no more than five days prior to the date of closing, and shall represent and warrant that such list accurately reflects all of the issued and outstanding shares of CSMH Common Stock.

      (j) On the Closing Date, CSMH is free of any liabilities of any description, direct, contingent or otherwise other than the Seller Notes and any liabilities disclosed on CMSH's Form 10-QSB for the period ended March 31, 2005 filed with the United States Securities and Exchange Commission. .

      (k) On the Closing Date, CSMH is not a party to any pending or threatened legal or administrative proceeding.

      (l) During the period from its inception  through the Closing  Date,  CSMH has filed or furnished (i) all reports, schedules, forms, statements, prospectuses and other documents required to be filed with, or furnished to, the Securities and Exchange Commission (the "SEC") by CSMH (all such documents, as amended or supplemented, are referred to collectively as, the "CSMH SEC
Documents") and (ii) all certifications and statements required by (x) Rule 13a-14 or 15d-14 under the Exchange Act, or (y) 18 U.S.C. ss.1350 (Section 906 of the Sarbanes-Oxley act of 2002) with respect to any applicable CSMH SEC Document (collectively, the "SOX Certifications"). CSMH has made available to the Purchaser all SOX Certifications and comment letters received by CSMH from the staff of the SEC and all responses to such comment letters by or on behalf of CSMH. CSMH has identified and made available to the Purchaser a copy of all CSMH SEC Documents filed within the 10 days preceding the date of this Agreement. CSMH has complied in all respects with its SEC filing obligations under the Exchange Act and the Securities Act. Each of the audited financial statements and related schedules and notes thereto and unaudited interim financial statements of CSMH (collectively, the "CSMH Financial Statements") contained in the CSMH SEC Documents (or incorporated therein by reference) were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis ("GAAP") (except in the case of interim unaudited financial statements) except as noted therein, and fairly present in all respects the consolidated financial position of CSMH and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations, cash flows and changes in stockholders' equity for the periods then ended, subject (in the case of interim unaudited financial statements) to normal year-end audit adjustments (the effect of which will not, individually or in the aggregate, be adverse) and, such financial statements complied as to form as of their respective dates in all respects with applicable rules and regulations of the SEC. The financial statements referred to herein reflect the consistent application of such accounting principles throughout the periods involved, except as disclosed in the notes to such financial statements. No financial statements of any Person not already included in such financial statements are required by GAAP to be included in the consolidated financial statements of CSMH. As of their respective dates, each CSMH SEC Document was prepared in accordance with and complied with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations thereunder, and the CSMH SEC Documents (including all financial statements included therein and all exhibits and schedules thereto and all documents incorporated by reference therein) did not, as of the date of effectiveness in the case of a registration statement, the date of mailing in the case of a proxy or information statement and the date of filing in the case of other CSMH SEC Documents, contain any untrue statement of a fact or omit to state a fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither CSMH nor, to CSMH's knowledge, any of its officers has received notice from the SEC or any other Governmental Entity questioning or challenging the accuracy, completeness, content, form or manner of filing or furnishing of the SOX Certifications.

      (m) CSMH has properly and timely filed all federal, state and local Tax returns and has paid all Taxes, assessments and penalties due and payable. All such Tax returns were complete and correct in all respects as filed, and no claims have been assessed with respect to such returns, The provisions made for Taxes on the balance sheets of CSMH and its Subsidiaries included in the CSMH Financial Statements and the CSMH Interim Financial Statements are sufficient in all respects for the payment of all Taxes whether disputed or not that are due or are hereafter found to have been due with respect to the conduct of the business of CSMH and its Subsidiaries up to and through the date of such CSMH Financial Statements or CSMH Interim Financial Statements, respectively. There are no present, pending, or threatened audit, investigations, assessments or disputes as to Taxes of any nature payable by CSMH or any of its Subsidiaries, nor any Tax liens whether existing or inchoate on any of the assets of CSMH or any of its Subsidiaries, except for current year Taxes not presently due and payable. The federal income Tax returns of CSMH and its Subsidiaries have never been audited. No IRS or foreign, state, county or local Tax audit is currently in progress. Neither CSMH nor any of its Subsidiaries has waived the expiration of the statute of limitations with respect to any Taxes. There are no outstanding requests by CSMH or any of its Subsidiaries for any extension of time within which to file any Tax return or to pay Taxes shown to be due on any Tax return.

      (n) CSMH does not employ as of the Closing Date any employees and does not maintain any employee benefit or stock option plans.

      (o) No representation or warranty by CSMH in this Agreement, nor in any certificate, schedule or exhibit delivered or to be delivered pursuant to this Agreement contains or will contain any untrue statement of material fact, or omits or will omit to state a material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

      (p) Trading With the Enemy Act; Patriot Act. No sale of CSMH's securities or CSMH's use of the proceeds from such sale has violated the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, CSMH (a) is not a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) and (b) does not engage in any dealings or transactions, or be otherwise associated, with any such person. CSMH is in compliance with the Patriot Act of 2001.

      (q) Except as disclosed in par. 5(h), no Seller is an affiliate of CSMH. Subject to the provisions related to sales of shares by affiliates, CSMH has no reason to believe that the exemption from registration contained in Rule 144 under the Securities Act of 1933, as amended, will not be available for the resale of the Shares issuable upon conversion of the Seller Notes by Purchaser.

8.    Indemnification by the Seller.

      Sellers, jointly and severally, shall forever indemnify and hold harmless Purchaser and its representatives, successors and assigns from and against any and all expenses (including legal expenses), losses, claims, damages and liabilities, joint or several, and all actions, claims, proceedings or investigations in respect thereof to which Purchaser may become subject to the extent that such expenses, losses, claims, damages, liabilities or actions arise out of or are based upon any misrepresentation or material omission contained in Paragraph 5 of this Purchase Agreement and the subject matter therein.

9.    Miscellaneous Provisions.

      (a) Notices. All notices, requests and other communications to any party hereunder shall be in writing and either delivered personally, telecopied or sent by certified or registered mail, postage prepaid,

If to the Seller:          Gaha Ventures, LLC
                           Altitude Group, LLC
                           David Cantor
                           Fountainhead Investments, Inc.
                           c/o  Robert L. B. Diener
                           122 Ocean Park Blvd.
                           Suite 307
                           Santa Monica, CA 90405
                           Facsimile: (310) 362-8887

With a copy to:            Robert L. B. Diener
                           122 Ocean Park Blvd.
                           Suite 307
                           Santa Monica, CA 90405
                           Facsimile: (310) 362-8887

If to Purchaser:           R&R Biotech Partners, LLC
                           330 Madison Avenue, 27th floor
                           New York, NY 10017
                           Attention: Thomas Pinou, CFO
                           Facsimile: (212) 356-0536

                           Moyo Partners, LLC
                           c/o Arnold Kling, Esq.
                           444 East 86th Street, PHF
                           New York, NY 10028
                           Facsimile: (212) 744-0767

With a copy to:            Kenneth Rose, Esq.
                           Morse, Zelnick, Rose & Lander, LLP
                           405 Park Avenue, Suite 1401
                           New York, NY 10022
                           Facsimile: (212)838-9190

If to the Company:         Castle & Morgan Holdings, Inc.
                           180 Varick Street
                           13th Floor
                           New York, NY 10014
                           Facsimile: (212) 807-8999

With a copy to:            Robert L. B. Diener
                           122 Ocean Park Blvd.
                           Suite 307
                           Santa Monica, CA 90405
                           Facsimile: (310) 362-8887


or such other address or fax number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date delivered personally or by overnight delivery service or telecopied or, if mailed, five (5) business days after the date of mailing if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

      (b) Amendments; No Waivers.

            (i) Any provision of this Agreement with respect to transactions contemplated hereby may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by the Seller and Purchasers; or in the case of a waiver, by the party against whom the waiver is to be effective.

            (ii) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

      (c) Fees and Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

      (d) Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that Purchasers shall have the right to assign this Agreement to an affiliate of such Purchaser and no other party hereto may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto, but any such transfer or assignment will not relieve the appropriate party of its obligations hereunder.

      (e) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

      (f) Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the City of New York, Borough of Manhattan, and each of the parties hereto consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 9(a). shall be deemed effective service of process on such party. Each party hereto (including its affiliates, agents, officers, directors and employees) irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

      (g) Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto has received counterparts hereof signed by all of the other parties. No provision of this Agreement is intended to confer upon any person other than the parties hereto any rights or remedies under this Agreement.

      (h) Entire Agreement. This Agreement and the attached Exhibits and Schedules constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

      (i) Captions. The captions are included for convenience of reference only and shall be ignored in the construction or interpretation of this Agreement.

      (j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any parties. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the fullest extent possible.

      (k) Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the its terms and that the parties shall be entitled to specific performance of the terms of this Agreement in addition to any other remedy to which they are entitled at law or in equity.

      (l) Brokers and Finders. Neither the Seller nor CSMH, nor any of their respective directors, officers or agents on their behalf, have incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or financial advisory services or other similar payment in connection with this Agreement.

      (m) Further Assurances. Each of the Seller and the Purchaser agrees, from time to time, at the reasonable request of the other, to deliver to the other such further instruments or take such other actions as the other may reasonably require to effect the purposes and intent of this Purchase Agreement and to effect the terms and provisions contained therein.

      IN WITNESS WHEREOF, each of the undersigned has duly executed this Purchase Agreement as of the date first above written.

                                        PURCHASER:

                                        R&R BIOTECH PARTNERS, LLC


                                        /s/ Thomas G. Pinou
                                        ----------------------------------------
                                        By: Thomas G. Pinou

                                        MOYO PARTNERS, LLC


                                        /s/ Arnold Kling
                                        ----------------------------------------
                                        By: Arnold Kling

                                        SELLER:

                                        GAHA VENTURES, LLC


                                        /s/ Jodi Kirsch
                                        ----------------------------------------
                                        By:  Jodi Kirsch

                                        ALTITUDE GROUP, LLC


                                        /s/ Michael William Kreizman
                                        ----------------------------------------
                                        By:  Michael William Kreizman, President


                                        /s/ David Cantor
                                        ----------------------------------------
                                        DAVID CANTOR

                                        FOUNTAINHEAD INVESTMENTS, INC.


                                        /s/ Peter C. Zachariou
                                        ----------------------------------------
                                        By:  Peter C. Zachariou

                                        CASTLE & MORGAN HOLDINGS, INC,


                                        /s/ Geoffrey Alison
                                        ----------------------------------------
                                        By: Geoffrey Alison, President

                                   SCHEDULE A
                        SHARES AND NOTE FACE AMOUNT SOLD

                                                                   PERCENTAGE OF
                                                   FACE AMOUNT    PURCHASE PRICE
     SELLER NAME                  SHARES SOLD       NOTE SOLD       RECEIVABLE
     -----------                  -----------      -----------    --------------

Gaha Ventures, LLC                    596,146      $ 13,072.50         50%
Altitude Group, LLC                   178,844      $  3,921.75         15%
David Cantor                        83,460.50      $  1,830.15          7%
Fountainhead Investments, Inc.
                                   333,841.50      $  7,320.60         28%
TOTAL
                                    1,192,292      $ 26,145.00        100%

                                   SCHEDULE B
                      SHARES AND NOTE FACE AMOUNT PURCHASED

                                                                   PERCENTAGE OF
                                                   FACE AMOUNT    PURCHASE PRICE
     PURCHASER NAME               SHARES PURCH.       NOTE           PAYABLE
     --------------               -------------    -----------    --------------



R&R Biotech Partners, LLC             953,834       $20,916.00         80%
Moyo Partners, LLC                    238,458       $ 5,229.00         20%

TOTAL                               1,192,292       $26,145.00

                                    EXHIBIT A
                           WIRE TRANSFER INSTRUCTIONS

[redacted]


                                       16